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                                                                   EXHIBIT 10.58

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of November 8, 2001 (this "Amendment") among ALLIANCE LAUNDRY RECEIVABLES WAREHOUSE LLC (the
       ---------
"Borrower"), the Lenders party hereto (the "Lenders") and LEHMAN COMMERCIAL
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PAPER INC., as agent for the Lenders (in such capacity, the "Agent").
                                                             -----

                                   WITNESSETH

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Loan and Security Agreement dated as of May 5, 1998, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 28, 2000 and that certain Second Amendment to Loan and Security Agreement dated as of September 11, 2001 (as so amended, the "Loan Agreement"), pursuant to which the
                                        --------------
Borrower has borrowed, and may time to time borrower, Loans from the Lenders;
and

     WHEREAS, the Borrower, the Lenders and the Agent desire to further amend the Loan Agreement in the manner and on the terms set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

I. Definitions

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement.

II. Amendment

     A. The definition of "Required Letter of Credit Amount" in the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "Required Letter of Credit Amount" shall mean (i) at any time when the
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     aggregate principal amount of Loans outstanding is less than or equal to
     $125,000,000, an amount equal to 10.0% of the aggregate principal amount of Loans outstanding at such time, and (ii) at any time when the aggregate principal amount of Loans outstanding is greater than $125,000,000, an amount equal to the sum of (a) $12,500,000 plus (b) 5.0% of the aggregate principal amount of Loans outstanding at such time in excess of $125,000,000.

     B. Section 7.05 of the Loan Agreement is hereby amended by deleting the word "and" at the end of paragraph (c) thereof, deleting the period at the end of paragraph (d) thereof and substituting in replacement thereof the word "; and" and adding a new paragraph (e) as follows:


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          (e) the Letter of Credit Issuer's notification to the Borrower that it will not extend the then-current expiration date of the Letter of Credit.

III. MISCELLANEOUS

     A. Agreements to Remain in Full Force and Effect. The Borrower, the Lenders
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and the Agent hereby agree that, except as amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references to the Loan Agreement in any other agreement or document shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

     B. Execution in Counterparts.  This Amendment may be executed in any number
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of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same Amendment.

     C. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     D. Severability of Provisions. Any provision of this Amendment which is
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prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the enforceability of such provision in any other jurisdiction.

     E. Captions. The captions in this Amendment are for convenience of
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reference only and shall not define or limit any of the terms or provisions hereof.











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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representative officers thereunder duly authorized, as of the date first above written.

                                              ALLIANCE LAUNDRY RECEIVABLES
                                               WAREHOUSE LLC



                                              By:  __________________________
                                                    Name:
                                                    Title:

                                              LEHMAN COMMERCIAL PAPER INC.,
                                               as Agent



                                              By:  __________________________
                                                    Name:
                                                    Title:

                                              LEHMAN COMMERCIAL PAPER INC.,
                                               as Lender



                                              By:  __________________________
                                                    Name:
                                                    Title: